                                                                 EXHIBIT 24



                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ CURTIS J. CLAWSON
                           ------------------------
                           Curtis J. Clawson


Dated:  April 29, 2002

                                                                EXHIBIT 24




                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ CLEVELAND A. CHRISTOPHE
                           ---------------------------
                             Cleveland A. Christophe


Dated:  April 29, 2002

                                                                EXHIBIT 24





                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ PAUL S. LEVY
                           ----------------
                           Paul S. Levy


Dated:  April 29, 2002

                                                               EXHIBIT 24





                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ JEFFREY C. LIGHTCAP
                           -----------------------
                           Jeffrey C. Lightcap


Dated:  April 29, 2002

                                                                EXHIBIT 24





                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ JOHN S. RODEWIG
                           -------------------
                           John S. Rodewig


Dated:  April 29, 2002

                                                                EXHIBIT 24





                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Patrick C. Cauley and the Secretary and Assistant Secretary of Hayes Lemmerz International, Inc. (The "Company"), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.


                           /s/ DAVID Y. YING
                           -----------------
                           David Y. Ying


Dated:  April 29, 2002